Exhibit 99.1

 Renewable Energy as a Service

 Legal Disclaimer  *  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) iSun’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (ii) other statements identified by words such as “expects” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective management of iSun and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of iSun. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

 builds owns and operates renewable energy assetsenables easy adoption of renewable energy solutions serves multiple fast growing renewable energy marketsinvests in accretive renewable energy opportunities believes renewable energy powers our future  provides solar energy and clean mobility infrastructure  *

# iSun Leading Player In Clean Energy Infrastructure

## Company Overview

- Leading solar energy and clean mobility infrastructure company with 50 years of history
- Key markets include commercial and utility scale solar, solar carports for electric vehicle charging ("EV")
- Headquartered in Williston, VT
- Listed on Nasdaq via SPAC merger in 2019; changed ticker in 2021 to ISUN

## 2020 Revenue Mix by Market


Data & Networking 6%
Electric 12%
Solar 82%

## Key Market and Financial Data*

| | |
|---|---|
| Market Capitalization: | $138 million |
| Total Debt: | $4.5 million |
| Total Cash (March 12, 2021): | $21 million |
| 2020 Revenue: | $21 million |
| 2020 Backlog: | $61 million |

**1972** Family owned and operated residential electric contractor

**1979** Transitioned from residential to commercial and industrial

**1984** Added data and communication services

**1988** Kip Myrick joins company; Current EVP of Solar and COO

**1994** Jeff Peck joins company; Current Chairman and CEO

**1999** Jeff Peck purchases the business

**2009** Adds solar installation services with 30KW solar project

**2019** Listed on NASDAQ via SPAC

**2020** Expansion begins in North East

**2020** Peck Electric acquires iSUN Energy LLC; Rebrands as iSun, Inc

iSun

* Market data as of March 22, 2021; Total debt as of 4Q20

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 Investment Highlights  A fully integrated solar energy and clean mobility infrastructure company with 50 years of history  2 Participates in large and rapidly growing renewable energy markets  Executing its three-pronged growth strategy; organic expansion, M&A and strategic investments, solar energy asset ownership  Improving financials and robust balance sheet; expecting significant growth in 2021  5 Experienced management team with proven track record  1  3  4  *

 Investment Highlights and Strategy

# iSun® A Fully Integrated Renewable Energy Company

## EPC

Solar
Electric
Data + Telecom





- Designs and engineers the site and renewable energy system
- Procures all materials including solar panels, inverters, batteries, racking and equipment
- Provides skilled labor and project management
- Operations & maintenance

## Renewable Energy as a Service

Solar + Storage Smart Cities
Microgrids DR
EV Charging/mobility/fleets




- Solar EV Carports + Storage (on and off grid)
- Smart City innovations
- Turn-key EV infrastructure for high-mileage EV networks
- Software

## Financing Company-Owned Assets

Recurring revenue Off-balance sheet

GreenBond ADVISORS

- Enhances access to project growth capital through additional EPC opportunities
- Opportunity to own and operate solar assets
- Provides stable base of recurring revenue and cash flow

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 Business Model Drives Recurring Revenue  EPC Business UnitsConstructs renewable energy infrastructure  Solar  Electrical  Data  Service / OwnOwn and operate renewable energy as a serviceRenewable Energy as aService  E- Mobility as a Service  Asset Ownership  *

# iSun Green Bonds Partnership is a Unique Differentiator

**Solar Project Partnership (“SPP”)**

Green Bonds provide capital to acquire a Solar Project LLC at notice to proceed (NTP)

iSun constructs to commercial operation date (COD) and recognizes all EPC revenue paid by SPP

SPP can refinance Solar Project LLC to repay Green Bonds or sell/securitize Solar Project Portfolio



Buy / Develop to NTP
Construct (Value ↑)
Refinance to own or sell asset (COD)
iSun
Solar Project Partnership
Green Bonds
Green Bonds
Green Bonds

**Green Bond Platform**

Green Bond platform raises capital via Retail and Institutional Markets

Green Bond pays competitive yields to Green Bond investors

Green Bonds are asset-backed and follow ICMA Green Bond Principals

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 Solar PV Capacity Additions(2)By Application in GW, 2017-2022140  iSun Backlog ($ millions)4Q20 Backlog up +100% y/y  Sources: Solar Energy Industries Association, BloombergNEF, Wall Street ResearchSource: IEASource: Wood Mackenzie  10  Participates In Large and Rapidly Growing Markets  $22  $16  $30  $23  $26  $56  $61  2Q19  3Q19  4Q19  1Q20  2Q20  3Q20  4Q20  120100806040200  2017 2018 2019 2020 2021 2022Utility-scaleResidential  Commercial/IndustrialOffgrid  U.S. Electric Vehicle Sales(3)Number of Vehicles (thousands)  199  361  440  547  1,003  2,754  2017  2018  2019 2020E  2025E  2030E  Significant Market Tailwinds(1)iSun is positioned to grow as the market grows  Global investment in solar energy infrastructure is forecast to reach $1.6 trillion by 2030Solar is forecasted to grow from 3% of U.S. electricity generation in 2020 to 20% by 2030; current value of the U.S. solar market is $24 billionEV penetration growing globally from 4% in 2020 to approximately 30% by 2030; will require significant charging infrastructure build-outMultiple market tailwinds: policies and tax incentives favoring renewable energy investment, social drivers, reduced costs (solar panels, batteries, etc.), technology advancements improve reliability of renewable energy

# iSun Executing on Three-Pronged Growth Strategy

| Strategic Growth Area | | Recent Highlights |
|---|---|---|
| **Organic** | Continue to pursue EPC opportunities in the Northeast in new States | • $25 million Solar EPC contract in Tennessee<br>• $7.3 million Solar EPC contract in Rhode Island<br>• $2.3 million Solar EPC contract in Maine<br>• $2.2 million Solar and EV Charging Infrastructure project in Connecticut |
| **M&A and Strategic Investments** | Acquisitions of traditional solar EPC companies; investment in companies that provide energy as a service | • Acquired iSun Energy LLC in January 2021<br>• $1.5 million investment in Gemini Electric Mobility Co. in March 2021<br>• $1 million investment in Nad Grid Corp ("AmpUp") in March 2021<br>• Pursuing additional M&A and strategic investments |
| **Solar Energy Asset Ownership** | Invest in solar energy assets to expand market opportunity and provide recurring revenue and cash flow | • GreenBond Advisors partnership: $5 million investment in Green Seed Investors, LLC to develop and finance a pipeline of solar energy projects |

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 4Q20 & Full-Year 2020 Financial Performance  $6.3  $9.3  $28.2  $21.1  2.2%  19.1%  14.8%  11.1%  0%  5%  10%  15%  20%  25%  $10$5$0  $30$25$20$15  4Q19  2020  4Q20Revenue  2019Gross Margin  Revenue and Gross MarginReturn to more normal performance in 4Q20  $0.1  $2.1    $2.1              $0.4            4Q20    2019    2020  $0.0  $0.5  $1.0  $1.5  $2.0  $2.5  4Q19  EBITDAEBITDA benefitting from economies of scale  4Q20 revenue up 47% y/y driven by strong projects awards throughout 20204Q20 reflects a return to a more normal level of workfollowing project push-outs and delays due to COVID-19  *  Forecasting normalized gross margin of 17%-19%2021 Guidance:2021 Revenue to at least double compared to 2020  4Q20 EBITDA includes $1.5 million benefit from PPP Loan Forgiveness2020 EBITDA impacted by lower revenue due to COVID-19 related project push-outs and delaysCost structure sufficient to support growth in 2021 and beyond  2021 Guidance:EBITDA margin expansion compared to 2020

 Total Cashmillions  Significantly Improved Balance Sheet  Total Debtmillions  $5.6  $7.9  $8.9  $8.5  $4.5  4Q19  1Q20  2Q20  3Q20  4Q20  Balance Sheet Drivers  Strong 4Q20 Free Cash Flow of $2.9 million, driven by working capital improvements and improved operational resultsReduced debt to $4.5 million at year-end 2020 compared to $5.6 million at end of 2019; debt includes:$2.5 million on revolving credit line$2.0 million of long-term debt: supported by our recurring revenue stream generated by our solar assetsSignificantly improved cash position in early- 2021 to $21 million as of March 12, 2021$15.0 million proceeds from exercise ofPublic Warrants$10.5 million from registered direct offeringDoes not include potential proceeds from warrants that have or may be exercised following March 9, 2021 redemption notice  $0.1  *  $0.1  $0.1  $0.1  $0.7  $21.0  4Q19  1Q20  2Q20  3Q20  4Q20  3/12/2021

# iSun® Management Team Focused On Growth

| | Executive | Experience |
|---|---|---|
|  | **Jeffrey Peck**<br>Chairman and Chief Executive Officer | 25+ years |
|  | **John Sullivan**<br>Chief Financial Officer | ~20years |
|  | **Sass Peress**<br>Chief Innovation and Experience Officer | 30+ years |
|  | **Frederick (Kip) Myric**<br>Executive Vice President and Chief Operating Officer | 30+years |
|  | **Michael d'Amato**<br>Chief Strategy Officer | 20+ years |

| | Independent Directors | Experience |
|---|---|---|
|  | **Daniel Dus**<br>Independent Director | ~20 years |
|  | **Claudia Meer**<br>Independent Director | 30+ years |
|  | **Stewart Martin**<br>Independent Director | 30+ years |

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Appendix

 Non-GAAP Financial Reconciliations  Three Months Ended Twelve Months Ended December 31, December 31,     2020  2019    2020  2019  Earned revenue  $9,331,279  $6,343,399    $21,052,211  $28,221,569  Cost of earned revenue  7,546,635  6,203,516    18,709,074  24,050,197  Gross profit  $1,784,644  $139,883    $2,343,137  $4,171,372              Warehouse and other operating expenses  127,742  (170,606)    684,669  864,359  General and administrative expenses  1,153,132  405,014    3,343,895  2,385,900  Total operating expenses  1,280,874  234,408    4,028,564  3,250,259  Operating income  $503,770  ($94,525)    ($1,685,427)  $921,113              Other income (expenses)            -  Gain on forgiveness of PPP loan  1,496,468  -    1,496,468  Interest expense, net  (83,812)  (85,851)    (302,542)  (244,068)  Income before income taxes  1,916,426  (180,376)    (491,501)  677,045    (Benefit) provision for income taxes  143,412  (450,490)    (487,173)  1,104,840    Net (loss) income $1,773,014 $270,114 ($4,328) ($427,795)              Depreciation  138,164  160,570  585,690    621,233    Interest  83,812  85,851  302,542    244,068    Income tax  143,412  (450,490)  (487,173)    1,104,840    EBITDA  $2,138,402  $66,045  $396,731    $1,542,346                16